                                              SCHEDULE 14A INFORMATION

                                  Proxy Statement Pursuant to Section 14(a) of the
                                           Securities Exchange Act of 1934

[X] Filed by the Registrant
[   ]Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12

                                               BALDOR ELECTRIC COMPANY
                                               -----------------------
                                  (Name of Registrant as Specified in Its Charter)
                                       --------------------------------------
                                     (Name of Person(s) Filing Proxy Statement,
                                            if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
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             which the filing fee is calculated and state how it was determined):
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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and  identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:
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BALDOR  ELECTRIC  COMPANY
P. O. Box 2400
5711 R. S. Boreham, Jr. Street
Fort Smith, Arkansas 72902

March 23, 2001

To our Shareholders:

You are cordially invited to attend our 2001 Annual Shareholders' Meeting.

On the  following  pages you will find the Notice of Meeting,  which lists the matters to be conducted  at the  meeting,  and the Proxy
Statement.  Our  Shareholders'  Meeting  will  also  include  a review  of 2000  activities  with an  audio-visual  presentation  and a discussion of the opportunities and challenges ahead of us.  We believe you will find it interesting.

If you plan on  attending  the Annual  Meeting  and need  information  such as  directions  to the Annual  Meeting  location or lodging suggestions,  please contact the Company's  Investor  Relations at (501) 646-4711.  All  shareholders are invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to vote your proxy as soon as possible.

You can now vote  electronically  over the Internet or by telephone.  You may also vote by using a  traditional  proxy card and mailing it to us in the enclosed  postage-paid  return  envelope.  Detailed voting  instructions  can be found on your proxy card. Your vote is important.  We appreciate your continuing support.

Sincerely,

R. S. Boreham, Jr.
Chairman

                                                        BALDOR ELECTRIC COMPANY
                                                               NOTICE OF
                                                    ANNUAL MEETING OF SHAREHOLDERS

Time:                            10:30 a.m., local time

Date:                            Saturday, April 28, 2001

Location:                        Breedlove Auditorium of Westark College
                                 5210 Grand Avenue
                                 Fort Smith, Arkansas

Items of Business:               1.     To elect directors;

                                 2.     To consider and act upon a proposal to approve the Baldor  Electric  Company  Stock Option Plan for Non-Employee Directors; and

                                 3.     To transact such other  business as may properly  come before the meeting and all  adjournments thereof.

Record Date:                     Only  shareholders  of record as of the close of business on March 14,  2001,  are  entitled to notice of, and to vote at, the Annual Meeting and all adjournments.

Annual Report:                   Our 2000 Annual  Report to  Shareholders  for the fiscal year ended  December 30,  2000,  is enclosed.
                                 This Annual Report is not a part of the proxy soliciting material.

Proxy Voting:              Shareholders of record can vote by one of the following methods:

1.       By telephone
2.       By Internet, or
3.       By proxy card

                                 You may revoke your proxy as described in the following Proxy Statement.

                                                                       By order of the Board of Directors

                                                                       Lloyd G. Davis
                                                                       Secretary

                                                                       March 23, 2001

                                                           TABLE OF CONTENTS

Stock Option Plan for Non-Employee Directors  ............................................................    Exhibit A

Audit Committee Charter ..................................................................................    Exhibit B

                                                        BALDOR ELECTRIC COMPANY

                                                            PROXY STATEMENT

                                                    ANNUAL MEETING OF SHAREHOLDERS

Date,  time,  and place of meeting...The enclosed  proxy is solicited  on behalf of the Board of Directors of Baldor  Electric  Company
(the "Company") for use at the Annual Meeting of its shareholders.  The meeting will be held as follows:

     Time: 10:30 a.m., local time                    Location:       Breedlove Auditorium of Westark College
     Date: Saturday, April 28, 2001                                  5210 Grand Avenue
                                                                     Fort Smith, Arkansas

Company location and proxy mailing...The Company's  principal  executive  offices are located at 5711 R. S. Boreham,  Jr. Street,  Fort
Smith,  Arkansas  72901.  This Proxy  Statement and the  accompanying  form of proxy are first being sent to  shareholders  on or about
March 23, 2001.

                                                                VOTING

Shareholders  entitled to vote...Only the  holders of record of the  Company's  Common  Stock,  par value $0.10 per share (the  "Common
Stock"),  at the close of business on March 14,  2001,  will be  entitled  to notice of and to vote at the Annual  Meeting.  There were
33,900,823  shares of Common  Stock of the Company  outstanding  as of the close of business  on March 14,  2001.  Each share of Common
Stock entitles the holder to one vote on each item of business to be presented for shareholder vote at the Annual Meeting.

Quorum...A majority of the issued and  outstanding  shares  entitled to vote and  represented  in person or by proxy will  constitute a quorum for the  transaction of business at the Annual  Meeting.  Shares  represented by properly  executed  proxies will be counted for determining  whether a quorum exists.  If a broker  indicates on the proxy that it does not have  discretionary  authority to vote on a particular  matter (a "broker  non-vote"),  the related  shares will not be  considered  as present and  entitled to vote except to the extent that such shares are voted on any other matter presented at the meeting.

Vote required...The affirmative  vote of the holders of a majority of the shares  constituting  the quorum is required for the election of  directors  as set forth in Proposal 1 and for the  approval  of the Baldor  Electric  Company  Stock  Option Plan for  Non-Employee
Directors  as set forth in Proposal 2. Shares  represented  by proxies  which direct that the shares be voted to abstain or to withhold a vote on a matter,  and broker  non-votes  deemed to be present,  will have the effect of a vote  against each such  proposal.  Shares represented  by proxies  that are marked to deny  discretionary  authority  on other  matters  will be  treated as shares  present  and entitled to vote on those matters, which will have the same effect as a vote against approval of such proposals.

Voting  methods...You may vote your shares by  telephone,  over the  Internet,  or by mail as indicated on the attached  proxy card. If you vote by telephone or Internet,  you do not need to return your proxy card.  If you choose to vote by mail,  simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope.
Vote at the Annual  Meeting...Your vote by telephone,  Internet,  or mail will not limit your right to vote at the Annual  Meeting.  If you are not a shareholder of record,  you must obtain a proxy,  executed in your favor, from the holder of record to be able to vote at the meeting.

Voting by  employee-participants... The Company  maintains the Baldor Electric Company  Employees' Profit Sharing and Savings Plan (the
"Profit  Sharing  and  Savings  Plan").  One of the  investment  alternatives  for  employee-participants  is the  Baldor  Stock  Fund.
Employee-participants  have the right to direct the trustee of the Profit  Sharing  and  Savings  Plan how to vote the shares of Common
Stock that are allocated to their accounts.  Employee-participants  may also use the methods above - telephone,  Internet, or mail - to direct the trustee on how to vote their shares.  Instructions  on the various voting methods can be found on the  employee-participants direction  card.  The Profit  Sharing and Savings Plan requires the trustee to vote the shares of Common Stock not yet allocated to the accounts of employee-participants in proportion to the votes cast by employee-participants.

Proxies...The  persons  named in the proxy are  authorized  to vote the shares of the  shareholders  giving  the proxy for any  nominee except  those  nominees  with  respect to whom  authority  has been  withheld.  All shares that have been  properly  voted - whether by telephone,  Internet,  or mail - and not revoked will be voted at the Annual Meeting in accordance with the instructions  received.  If the form of proxy is signed and  returned  without any  direction  given,  shares of the  Company's  Common Stock will be voted FOR the election of the Board's  slate of nominees  and FOR the approval of the Baldor  Electric  Company  Stock  Option Plan for  Non-Employee
Directors.  A properly  voted  proxy - whether by  telephone,  Internet,  or mail - may be revoked at any time  before it is  exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person.

Cost of proxy  solicitation... The Company  will pay for the cost of the  solicitation  of proxies.  Regular  employees of the Company, without additional compensation,  may personally solicit proxies or use mail systems,  facsimile,  telephone, or other reasonable means to solicit  proxies.  Brokerage  firms,  banks,  nominees,  and others will be requested to forward proxy  materials to the  beneficial owners of the  Company's  Common Stock held of record by them.  Currently,  there is no plan to solicit  proxies by  specially  engaged employees or other paid solicitors.  However, this may be done if deemed necessary later.

                                        PROPOSAL 1  --  ELECTION OF DIRECTORS

The Company's  Restated  Articles of Incorporation and Bylaws,  as amended,  provide for a classified Board of Directors.  The Board is divided  into three  classes.  Each class  expires at  different  times.  Three  members are to be elected to the Board of Directors in
2001.  Each member elected in 2001 will serve for a term of three years.

The persons named in the enclosed  proxy intend to vote such proxy for the election of the three  nominees  named below as directors of the Company.  Each nominee  listed below will be voted FOR unless the  shareholder  indicates on the proxy that the vote for any one or more of the nominees should be withheld or contrary directions are indicated.

The Board of  Directors  has no reason to doubt the  availability  of the  nominees and each has  indicated a  willingness  to serve if elected.  If any nominee shall decline or be unable to serve,  the Board of Directors,  in its  discretion,  may either reduce the size of the Board or the proxies will be voted for a substitute nominee designated by the Board of Directors.

                                           Information Regarding the Nominees for Directors
                                            to be Elected in 2001 for Terms Ending in 2004

R. S. Boreham,  Jr. ... The Company's Chairman of the Board since 1981 and Chief Executive Officer from 1978 through 1992;  Director of
USA Truck, Inc. (NASDAQ).

R. L. Qualls ... The Company's  Vice Chairman of the Board since  November 1996,  Chief  Executive  Officer from 1993 through 1997, and
President from 1990 through 1996; Director of Bank of the Ozarks, Inc. (NASDAQ).

Barry K. Rogstad...President of the American Business  Conference,  a coalition of mid-size  fast-growing  firms, which promotes public policies to encourage growth, job creation, and a higher standard of living for all Americans, for more than five years.

                                 Information Regarding the Directors Who Are Not Nominees for Election
                                      and Whose Terms Continue Beyond 2001 or Expire during 2001

Jefferson W. Asher, Jr. ... Independent Management Consultant,  providing assistance to corporations,  attorneys, banking institutions, and other creditors, for more than five years; Director of California Beach Restaurants, Inc. (OTC).

Merlin J. Augustine,  Jr. ...  Associate Vice Chancellor for Finance and  Administration  at the University of Arkansas in Fayetteville
for more than five years;  Chairman of the Board of Arkansas Science and Technology  Authority since 2000;  Founder and Chief Executive
Officer of the M & N Augustine Foundation for Human Development, Inc. since 1992.

Fred C. Ballman ... The Company's former Chairman and Chief Executive Officer (retired).

Richard E. Jaudes ... Partner at Thompson  Coburn LLP, a law firm which  provides  legal counsel to the Company,  since 1997; a partner at Peper, Martin, Jensen, Maichel and Hetlage, a law firm, prior to 1997.

John A.  McFarland ... The Company's  Chief  Executive  Officer since January 2000,  President  since  November  1996,  Executive  Vice
President - Sales and Marketing from August 1996 to November 1996, and Vice President - Sales from May 1991 to August 1996.

Robert J. Messey ... Senior Vice President and Chief  Financial  Officer of Arch Coal,  Inc.  (NYSE),  the nation's second largest coal producer,  since December 2000; Vice President - Financial  Services of Jacobs  Engineering  Group,  Inc.  (NYSE),  one of the nation's largest  engineering  firms, from 1999 thru December 2000;  Senior Vice President and Chief Financial  Officer of Sverdrup  Corporation
from 1993 to 1999.

Robert L. Proost ...  Financial  Consultant and Lawyer;  Former  Director,  Corporate Vice  President,  Chief  Financial  Officer,  and
Director of  Administration  of A.G.  Edwards & Sons, Inc., a securities  brokerage and investment  banking firm which has historically provided  investment  banking  services to the Company  (retired March 2001);  Former  Director,  Vice  President,  and Chief Financial
Officer of A. G. Edwards, Inc. (NYSE), and of various subsidiaries (retired March 2001).

                                                     General Information Regarding
                                              Current Directors and Nominees for Election

                                                   Year of            Director           Current Term
                          Name                      Birth               Since               Expires
             -------------------------------- ------------------ -------------------- --------------------
             Jefferson W. Asher, Jr.                1924                1973                 2002
             Merlin J. Augustine, Jr.               1943                2000                 2003
             Fred C. Ballman                        1912                1992 *               2001
             R. S. Boreham, Jr.                     1924                1961                 2001
             Richard E. Jaudes                      1943                1999                 2002
             John A. McFarland                      1951                1996                 2003
             Robert J. Messey                       1946                1993                 2002
             Robert L. Proost                       1937                1988                 2003
             R. L. Qualls                           1933                1987                 2001
             Barry K. Rogstad                       1940                 N/A                  N/A

              *  Mr. Ballman was also a Director of the Company from 1944 to 1982.

                                               Information About the Board of Directors
                                                      and Committees of the Board

Board of  Directors  ...  In  addition  to its  normal  responsibilities,  the  Board of  Directors,  as a  whole,  approves  executive compensation.  During the fiscal year ended December 30, 2000 ("fiscal year 2000"),  the Board of Directors  held four meetings.  Below are the current committee memberships and other information about the committees of the Board of Directors.

                                                 Executive         Audit          Stock Option         Nominating
                          Name                   Committee       Committee         Committee           Committee
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Jefferson W. Asher, Jr.                              Chairman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Merlin J. Augustine, Jr.                                                                      *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Fred C. Ballman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             R. S. Boreham, Jr.                  Chairman                                                  *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Richard E. Jaudes                                                         *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             John A. McFarland                       *                                                  Chairman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Robert J. Messey                                        *              Chairman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Robert L. Proost                                        *                 *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             R. L. Qualls                            *
             ================================ ================ =============== =================== ===================
             ================================ ================ =============== =================== ===================
             Meetings held during
             fiscal year 2000                        4               2                 4                   2
             -------------------------------- ---------------- --------------- ------------------- -------------------

             * Committee membership

Executive  Committee ... Between meetings of the Board,  the Executive  Committee is empowered to act in lieu of the Board of Directors except on those  matters  for which  the  Board of  Directors  has  specifically  reserved  authority  to itself or as set forth in the
Company's  Bylaws, as amended.  The Executive  Committee  administers the 1989 Stock Option Plan for Non-Employee  Directors (the "1989
Plan") and the 1996 Stock  Option Plan for  Non-Employee  Directors  (the "1996  Plan") both of which have  expired  except for options outstanding.  The  Executive  Committee is comprised of directors  who are also  executive  officers and employees of the Company and a non-employee director.

Audit Committee ... The Audit Committee performs the following  functions:  assists in the selection of independent  auditors,  directs and supervises  investigations  into matters  relating to audit functions,  reviews with independent  auditors the plans and results of the audit  engagement,  reviews the degree of  independence  of the  auditors,  considers the range of audit and  non-audit  fees,  and reviews the adequacy of the Company's system of internal  accounting  controls.  More information  regarding the Audit Committee can be found in this proxy  statement  under the captions "The Audit  Committee  Report" and "Statement of Director  Independency".  The Audit
Committee is comprised of non-employee independent directors.

Stock Option  Committee ... The Stock Option  Committee  administers the Company's 1987 Incentive Stock Plan (the "1987 Plan") and 1994
Incentive  Stock Plan (the "1994 Plan").  These plans are employee stock plans.  The Stock Option  Committee also  administers the 1990
Stock Plan for District  Managers (the "1990  Plan").  The 1987 Plan has expired  except for  outstanding  options.  Awards can be made from the 1994 Plan and the 1990 Plan.  The Stock Option  Committee  has the  exclusive  authority  to  determine  which of the eligible participants  are to receive  awards and to determine the amount and the terms and  conditions of the awards made to each  participant.
The Stock Option Committee is comprised of non-employee independent directors.

Nominating  Committee ... The Nominating  Committee is responsible  for searching for and reviewing  possible  candidates for the Board of  Directors.  The  Committee is also  responsible  for  proposing to the Board of Directors a slate of directors  for election by the shareholders at each annual meeting and proposing candidates to fill any vacancies on the Board.

Director  Compensation  ...  Under the terms of the 1996 Plan,  each  non-employee  director  received  an option  grant on January 31,
2000.  Each grant  included:  (1) an option to  purchase  3,240  shares of the  Company's  Common  Stock  having an  exercise  price of
$17.0625 (the  composite  closing price of the Common Stock on that date),  and (2) an option to purchase 2,160 shares of the Company's
Common Stock having an exercise  price of $8.53125  (50% of the composite  closing price of the Common Stock on that date).  The annual option grants become  exercisable  immediately  and all options expire ten years after the grant date.  Only  non-employee  independent directors are  compensated  for their services on the Board of Directors.  A summary of the quarterly fees paid for board and committee service for fiscal year 2000 follows.

                                              Executive         Audit          Stock Option       Nominating
                               Director       Committee       Committee         Committee          Committee
             ---------------- ------------ ---------------- --------------- ------------------- ----------------
             Chairman                $ 0         $ 0           $ 3,100            $ 800               $ 0
             ---------------- ------------ ---------------- --------------- ------------------- ----------------
             ---------------- ------------ ---------------- --------------- ------------------- ----------------
             Member              $ 4,125         $ 0           $ 2,100            $ 800               $ 0
             ---------------- ------------ ---------------- --------------- ------------------- ----------------

                                                         SECURITY OWNERSHIP OF
                                               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth  information  as of March 14, 2001,  regarding  all persons  known to the Company to be the  beneficial owners of more than five percent of the Company's  Common Stock.  The table also includes  security  ownership for each director of the
Company,  each nominee for election as a director,  each of the executive officers named in the Summary  Compensation Table (the "Named
Executive Officers"), and all executive officers and directors as a group.

                                                                        Number of               Percent of
                      Name                                              Shares                   Class     (1)
------------------------------------------------                 -------------------        ---------------

         The Baldor Electric Company
         Profit Sharing and Savings Plan                              3,930,766   (2)              11.6%
             P. O. Box 2400
             Fort Smith, Arkansas 72902

         Fred C. Ballman                                              3,052,904   (3)               9.0%
             P. O. Box 6638
             Fort Smith, Arkansas 72906

         R. S. Boreham, Jr.                                           1,620,893   (4)               4.8%

         Lloyd G. Davis                                                 306,030   (5)               *

         John A. McFarland                                              286,404   (6)               *

         James R. Kimzey                                                237,012   (7)               *

         R. L. Qualls                                                   202,907   (8)               *

         Jefferson W. Asher, Jr.                                        101,059   (9)               *

         Robert L. Proost                                                84,040   (10)              *

         Robert J. Messey                                                69,489   (11)              *

         Richard E. Jaudes                                               11,866   (12)              *

         Merlin J. Augustine, Jr.                                         5,139   (13)              *

         Barry K. Rogstad                                                     0                     *

         All executive officers and directors
             as a group (21 persons)                                  6,652,571   (14)             18.9%

---------------

 *       Less than 1%.

(1)      Percentage is calculated  in accordance  with Rule  13d-3(d)(1)  under the  Securities  Exchange Act of 1934, as amended.  The numerator  consists of the number of shares of the Company's Common Stock owned by each individual  (including shares issuable upon  exercise of stock  options  which are  currently  exercisable  or  exercisable  within 60 days of March 14,  2001).  The denominator  consists of all issued and outstanding  shares of the Company's  Common Stock plus those shares that are issuable upon the exercise of stock options for that individual or group of individuals.  All "exercisable"  options as defined on this page includes shares issuable upon exercise of stock options which are currently  exercisable or exercisable within 60 days of
         March 14, 2001.

(2)      Based on  correspondence  dated March 14, 2001,  received from the trustee of the Company's  Profit  Sharing and Savings Plan, participants in such Plan have sole voting power and shared investment power over 3,930,766 shares.

(3)      Shared voting and shared investment power over 3,020,504 shares; includes exercisable options to purchase 32,400 shares.

(4)      Shared voting and shared  investment power over 184,899 shares;  sole voting and sole investment power over 1,253,743  shares;
         sole  voting and shared  investment  power over 2,019  shares in the Profit  Sharing and Savings  Plan;  includes  exercisable options to purchase 180,232 shares.

(5)      Sole voting and sole investment power over 88,687 shares;  shared voting and shared investment power over 13,334 shares;  sole voting and shared  investment power over 19,534 shares and shared voting and shared  investment power over 2,809 shares in the
         Profit Sharing and Savings Plan; includes exercisable options to purchase 149,933 shares directly and 31,733 indirectly.

(6)      Sole voting and sole investment power over 13,695 shares;  shared voting and shared investment power over 103,637 shares; sole voting and shared investment power over 29,072 shares in the Profit Sharing and Savings Plan; includes  exercisable options to purchase 140,000 shares.

(7)      Shared voting and shared investment power over 91,876 shares;  sole voting and sole investment power over 13,862 shares;  sole voting and shared investment power over 10,141 shares in the Profit Sharing and Savings Plan; includes  exercisable options to purchase 121,133 shares.

(8)      Sole voting and sole  investment  power over 175,145  shares;  shared  voting and shared  investment  power over 9,362 shares;
         includes exercisable options to purchase 18,400 shares.

(9)      Sole voting and sole investment power over 74,059 shares; includes exercisable options to purchase 27,000 shares.

(10)     Sole voting and sole  investment  power over 14,100  shares;  shared voting and shared  investment  power over 17,020  shares;
         includes exercisable options to purchase 52,920 shares.

(11)     Sole  voting and sole  investment  power over 2,762  shares;  shared  voting and shared  investment  power over 1,927  shares;
         includes exercisable options to purchase 64,800 shares.

(12)     Sole voting and sole investment power over 1,066 shares; includes exercisable options to purchase 10,800 shares.

(13)     Shared voting and shared investment power over 1,899 shares; includes exercisable options to purchase 3,240 shares.

(14)     Sole voting and sole investment power over 1,744,483 shares;  shared voting and shared investment power over 3,538,232 shares;
         sole voting and shared  investment  power over 128,723  shares in the Profit  Sharing and Savings Plan;  includes  exercisable options to purchase 1,241,133 shares.

                                                        EXECUTIVE COMPENSATION

The following table sets forth certain  information  regarding  compensation  paid during each of the Company's last three fiscal years to each of the Company's Named Executive Officers.

                                                                 Summary Compensation Table

                                                                                Long Term Compensation
                                                                           -------------------------------
                                              Annual Compensation                 Awards          Payouts
                                      -----------------------------------  ---------------------  --------
                                                                Other      Restricted Securities               All
                                                                Annual       Stock    Underlying   LTIP       Other
  Name and Principal Position        Year    Salary    Bonus  Compensation   Awards   Options     Payouts   Compensation (1)
  -----------------------------      ----    ------   ------- -------------  -------  -------     -------   --------------
                                              ($)       ($)         ($)         ($)     (#)         ($)        ($)

  John A. McFarland                  2000   250,000   247,500        0           0     26,000        0        26,129
  President and                      1999   215,000   215,000        0           0     26,000        0        26,903
  Chief Executive Officer            1998   190,000   171,108        0           0     25,000        0        19,230

  R. S. Boreham, Jr.                 2000   270,000   267,300        0           0     19,500        0        57,186
  Chairman                           1999   363,000   362,000        0           0     23,400        0        53,975
                                     1998   350,000   332,710        0           0     25,000        0        58,657

  Lloyd G. Davis                     2000   200,000   198,000        0           0     14,300        0        27,401
  Executive Vice President,          1999   190,000   150,000        0           0     14,300        0        29,367
  Chief Operating Officer, and       1998   160,000   129,282        0           0     17,000        0        21,113
  Secretary

  James R. Kimzey                    2000   168,000   130,680        0           0      6,500        0        22,214
  Executive Vice President -         1999   163,000   127,000        0           0     14,300        0        23,215
  Research and Reliability           1998   157,000   118,825        0           0     17,000        0        19,061

  R. L. Qualls                       2000   120,000   118,800        0           0     13,000        0        16,624
  Vice Chairman                      1999   188,000   187,000        0           0     15,600        0        33,879
                                     1998   175,000   166,355        0           0     17,000        0        34,256
  --------------

  (1)  The amounts  disclosed in this column include  contributions by the Company Profit Sharing and Savings Plan, a defined  contribution plan.  This is comprised of two plans:  profit  sharing plan and 401(k)  savings.  The Company  makes a  contribution  to the profit sharing plan equal to 12% of pre-tax earnings for  participating  companies.  The matching  contribution is allocated among eligible employees in  proportion to their total  compensation.  The Company makes  matching  contributions  to the savings plan at a rate no greater  than 25% of the first 6% of the  participating  employee's  compensation.  Due to the limits on the total amount of Company and employee  contributions,  the above Named Executive Officers did not receive their full allocation amounts to the Profit Sharing and Savings Plan.  The Company also  maintains a split-dollar  life  insurance  plan for all executive  officers.  The Company makes the premium  payments on the  split-dollar  life  insurance  policies  that vary  according to age and  insurance  coverage for each officer.  Each executive  officer  reimburses the Company for a portion of the premium that  represents the full value  attributable to term  life  coverage.  The  amounts  included  as  compensation  for each  Named  Executive  Officer  were  calculated  using the interest-foregone  method that more accurately  reflects the benefit  received by the  participant.  The fiscal year 2000 amounts in this column represent Company contributions consisting of the following:

                                               Contributions          Contributions        Split-Dollar
                                                  to the                 to the           Life Insurance
                      Name                  Profit Sharing Plan      401(k) Savings          Premiums
          ----------------------------    -----------------------  ------------------     --------------
                                                    ($)                    ($)                  ($)

                  John A. McFarland               14,824                  2,000                9,305
                  R. S. Boreham, Jr.              14,824                  2,259               40,103
                  Lloyd G. Davis                  14,824                  2,250               10,327
                  James R. Kimzey                 14,824                  1,767                5,623
                  R. L. Qualls                    14,824                  1,800                    0

                                                      Option Grants in Last Fiscal Year

                                                             Individual Grants
                            ------------------------------------------------------------------------
                                    Number of     % of Total                 Market
                                   Securities       Options                   Price
                                   Underlying     Granted to      Exercise     on                      Grant Date
                                    Options      Employees in     or Base     Grant      Expiration     Present
                  Name              Granted       Fiscal Year       Price     Date         Date          Value  (1)
         ----------------------    ----------    -------------    --------- --------     ---------    ----------
                                       (#)                        ($/sh)     ($/sh)                       ($)

         John A. McFarland           20,000 (2)       5.6%        17.06       17.06        2/6/2010      73,200
                                      6,000 (3)       1.7%         8.53       17.06        2/6/2010      51,900

         R. S. Boreham, Jr.          15,000 (2)       4.2%        17.06       17.06        2/6/2010      54,900
                                      4,500 (3)       1.3%         8.53       17.06        2/6/2010      38,925

         Lloyd G. Davis              11,000 (2)       3.1%        17.06       17.06        2/6/2010      40,260
                                      3,300 (3)       0.9%         8.53       17.06        2/6/2010      28,545

         James R. Kimzey              5,000 (2)       1.4%        17.06       17.06        2/6/2010      18,300
                                      1,500 (3)       0.4%         8.53       17.06        2/6/2010      12,975

         R. L. Qualls                10,000 (2)       2.8%        17.06       17.06        2/6/2010      36,600
                                      3,000 (3)       0.8%         8.53       17.06        2/6/2010      25,950

  ---------------

  (1)  The Company  used the  Black-Scholes  option  pricing  model to  determine  grant date present  value.  Calculations  are based on a ten-year option term and the following  weighted average variables  assumptions:  expected option life of 8 years;  interest rate of
       6.7%;  annual  dividend yield of 2.8%; and  volatility of 3.5%.  Because the present values are based on estimates and  assumptions, the amounts reflected in this table may not be achieved.

  (2)  Incentive  stock  options to purchase  shares of Common  Stock of the Company  were granted at the  composite  closing  price of the
       Common Stock on the date of grant and are 100% exercisable six months and one day following the grant date.

  (3)  Non-qualified  options to purchase  shares of restricted  Common Stock of the Company were granted at 50% of the  composite  closing price of the  Common  Stock on the date of grant  with  full  vesting  occurring  on the  fifth  anniversary  date.  Vesting  may be accelerated by early exercise or when certain events  relating to change of the Company's  ownership  occur.  Until vesting  occurs, the  restricted  shares  acquired on exercise of such options:  (a) have dividend  rights,  (b) may be voted,  (c) cannot be sold or transferred  until they are vested,  and (d) are  forfeitable  under certain  circumstances.  The options are 100%  exercisable  six months and one day following the grant date.

                                               Aggregated Option Exercises in Last Fiscal Year
                                                          and FY-End Option Values

                                                               Number of
                                                         Securities Underlying                Value of
                          Shares                              Unexercised                    Unexercised
                        Acquired on     Value                   Options                 In-the-Money Options
          Name           Exercise     Realized  (1)            at FY-End (#)                 at FY-End ($)    (2)
  -------------------- ------------  ----------      -----------------------------  -----------------------------
                           (#)           ($)         (Exercisable) (Unexercisable)  (Exercisable) (Unexercisable)
                                                     ------------- ---------------  ------------- ---------------

  John A. McFarland        14,266       203,458         154,534              0          917,901             0

  R. S. Boreham, Jr.       16,300       171,599         180,232              0        1,122,798             0

  R. L. Qualls                  0             0         115,406              0          803,709             0

  Lloyd G. Davis           16,000       224,010         181,666              0        1,358,574             0

  James R. Kimzey          20,520       360,098         121,133              0          916,197             0
  ---------------

  (1)  Represents  the  difference  between the option  exercise  price and the composite  closing price of the Common Stock on the date of exercise multiplied by the number of shares acquired upon exercise.

  (2)  Represents  the  difference  between  the  $21.125  composite  closing  price of the Common  Stock as reported by the New York Stock
       Exchange on December 29, 2000,  the last trading day of fiscal year 2000,  and the exercise  price of the options  multiplied by the number of shares of Common  Stock  underlying  the  options.  The  numbers  shown  reflect the value of options  accumulated  over a nine-year period.

                                                       Change-of-Control Arrangements

  Pursuant to agreements  under the 1987 Plan and the 1994 Plan,  outstanding  restricted  Common Stock of the Company acquired by an early exercise of a non-qualified  stock option will fully vest and be free of  restrictions  without the requirement of any further act by the
  Company or shareholder in the event of a "Change-of-Control" of the Company as defined in those agreements.

                                         Compensation Committee Interlocks and Insider Participation

  Although the Company has no standing  compensation  committee of the Board of  Directors,  the  Executive  Committee  performs  functions similar to those customarily performed by such committee by making  recommendations to the Board;  however, the Board of Directors,  as a whole,  approves the salary and bonus  remuneration  arrangements  for  directors  and  executive  officers.  The Stock Option  Committee administers  the 1981 Plan, the 1987 Plan, and the 1994 Plan, all Plans relating to employees.  The Executive  Committee  administers the
  1989 Plan and the 1996 Plan,  both  relating to  non-employee  directors.  The 1981 Plan,  the 1987 Plan,  and the 1989 Plan have expired except for options  outstanding.  The members of the Executive  Committee are the following  directors who were, during fiscal year 2000, executive  officers:  R. S.  Boreham,  Jr.,  John A.  McFarland,  and R. L.  Qualls.  The members of the Stock Option  Committee  are the following non-employee independent directors:  Richard E. Jaudes, Robert J. Messey, and Robert L. Proost.

                                         Report of the Board of Directors on Executive Compensation

  The Company applies a consistent  philosophy to compensation  for all employees,  including senior  management.  This philosophy is based on the premise that the  achievements  of the Company  result from the  coordinated  efforts of all  individuals  working  toward  common objectives.  The Company strives to achieve those  objectives  through  teamwork that is focused on meeting the expectations of customers and shareholders.

  The Company's Officers'  Compensation Plan (the "Plan") is objective,  formula driven, and has been consistently  applied since 1973. The
  Plan is designed to ensure that an appropriate  relationship  exists between  executive pay and the creation of  shareholder  value.  The primary goals of the Plan are to ensure that total  compensation is fair internally,  is competitive  externally,  and offers performance motivation.  For  purposes  of this  report,  total  compensation  is  defined  as salary  plus  bonus.  The Plan  combines  annual  base compensation  with a bonus based upon the  Company's  performance.  The Company  believes that the goals of the Plan are met by providing competitive compensation that will motivate and retain key employees.

  Total  compensation  for all  executive  officers is  established  within the range of salaries and bonuses for persons  holding  similar positions at other  comparably-sized  manufacturing  companies,  utilizing independent salary survey data. The survey data is a composite of all  manufacturing  companies that are comparably  sized based upon sales volume.  The independent  survey does not provide a detailed list of all  participating  companies;  however,  many of the  participating  companies  are  listed,  some of which are  included in the
  Performance  Graph.  In general,  the total  compensation  for all  executive  officers  is expected to be slightly  below the median for similar  positions  compared  to the  independent  survey  data.  This is  accomplished  by  establishing  the  annual  base  portion  of compensation  at the low end of the survey with the  potential  incentive  portion  being  slightly  above the median.  This results in a greater emphasis being placed upon the Company's performance.

  The total  compensation  individual  officers may earn is subjective based upon the  individual's  position,  experience,  and ability to affect the Company's  performance.  In establishing  each officer's annual base and potential bonus portion of  compensation,  additional consideration  includes the individual's past  performance,  initiative and achievement,  and future potential,  as well as the Company's performance.

  The potential bonus pool is based upon the sales and earnings  performance of the Company and the relative  weights are 75% sales and 25%
  earnings.  Compensation  attributable to the sales component  increases or decreases in relation to sales.  Compensation  attributable to the earnings  component  increases if earnings  exceed a percentage of  shareholders'  equity as determined by the Board of Directors and decreases if earnings are less than such amount.  Each  individual  executive  officer's  participation  in the  potential  bonus pool is determined as described above and is assigned such that if the Company achieves its sales and earnings  objectives,  the salary and bonus combined will be  competitive  with the industry and will remain  consistent  with the Company's  philosophy and the Plan. The outcome of the  Company's  sales and earnings for fiscal year 2000  resulted in actual  bonuses  equaling 44% to 50% of total  compensation  for the
  Named Executive Officers.

  The factors  considered in determining the  compensation  package for the Chief  Executive  Officer for fiscal year 2000 were the same as those described above for executive  officers.  The total  compensation for the Chief Executive Officer is considerably  below the median of  comparably  sized  manufacturing  companies.  This median was obtained from  independent  salary survey data that was utilized in the same manner for all executive  officers.  With 50% of the  compensation at risk available in the form of a performance  bonus,  the CEO's total compensation was competitive,  reflected the increase in responsibilities,  and reflective of the Company's performance.  In fiscal year 2000, 48% of the combined  increase in the CEO's total  compensation  over 1999 total  compensation was the result of improved sales and earnings.

  The Company also  maintains  stock option plans to provide  additional  incentives to executive  officers and other  employees to work to maximize  shareholder  value. The Stock Option Committee has granted  incentive options to purchase shares of Common Stock of the Company
  (at the composite  closing  price of the Common Stock on the date of grant) and  non-qualified  options to purchase  shares of restricted stock (at 50% of the  composite  closing  price of the Common  Stock on the date of grant) to  executive  officers  and other  employees.
  Grants were made in fiscal year 2000 to Named  Executive  Officers  and other  employees to continue to  encourage  long-term  growth and profitability.  The number of  options  granted to each  executive  officer is  subjective  based  upon  individual  performance,  future potential, and ability to affect the Company's performance.

  The CEO  received  incentive  stock  options to purchase  26,000  shares of Common  Stock,  which  represented  7.3% of the total  shares granted.  The number of options  granted was  subjective  based upon the CEO's  ability to affect the  Company's  performance  as well as individual performance and future potential.

  The Board of Directors,  as a whole, and the Board's Executive Committee and Stock Option Committee,  as appropriate,  continually review the executive  compensation  policies in regards to Section  162(m) of the Internal  Revenue Code of 1986, as amended,  pertaining to the
  Company's  $1,000,000  deductibility  limitation for applicable  compensation paid to Named Executive Officers.  In fiscal year 2000, the deductibility of the Company's executive compensation was not affected by the limitation under Section 162(m).

                                                   BOARD OF DIRECTORS

                  R. S. Boreham, Jr.Chairman

                  Jefferson W. Asher, Jr.                                      Richard E. Jaudes
                  Merlin J. Augustine, Jr.                                     Robert J. Messey
                  Fred C. Ballman                                              Robert L. Proost
                  John A. McFarland                                            R. L. Qualls

                                                    Performance Graph

                                       Comparison of Five-Year Cumulative Total Return
                                  Among Baldor Electric Company, the S&P 500 Index, and the
                                   Dow Jones Electrical Components & Equipment Group Index

 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                          Dec-95           Dec-96           Dec-97           Dec-98           Dec-99           Dec-00
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 Baldor                   100.00           124.59           148.84           141.46           129.68           155.24
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 S&P 500                  100.00           122.96           163.98           210.85           255.21           231.98
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 DJ ELQ                   100.00           124.56           141.47           158.34           233.34           157.47
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------

                                                 Assumes $100 invested at year-end 1995 in
                                            Baldor Electric Company, the S&P 500 Index, and the
                                          Dow Jones Electrical Components & Equipment Group Index

---------------------------------------------------------------------------------------------------------------------------
                                                 Compound Annual Growth Rate
---------------------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------- ----------------------------------------
Baldor                                                        $155                                     9.2%
------------------------------------------ --------------------------------------- ----------------------------------------
------------------------------------------ --------------------------------------- ----------------------------------------
S&P 500                                                       $232                                    18.3%
------------------------------------------ --------------------------------------- ----------------------------------------
------------------------------------------ --------------------------------------- ----------------------------------------
DJ ELQ                                                        $157                                     9.5%
------------------------------------------ --------------------------------------- ----------------------------------------

                                                                 PROPOSAL 2

                                              TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE
                                                           BALDOR ELECTRIC COMPANY
                                                STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  In 1990 the  shareholders of the Company  approved the Baldor  Electric  Company 1989 Stock Option Plan for  Non-Employee  Directors (the
  "1989  Plan").  The 1989 Plan  expired in 1996 and no more grants  have been made under the 1989 Plan.  In 1996 the  shareholders  of the
  Company  approved  the Baldor  Electric  Company 1996 Stock  Option Plan for  Non-Employee  Directors  (the "1996  Plan").  The 1996 Plan
  expired  in 2001 and no more  grants  will be made under the 1996 Plan.  On  February  5, 2001,  the Board of  Directors  of the  Company
  approved  the Baldor  Electric  Company  Stock Option Plan for  Non-Employee  Directors  (the  "Director  Plan") and directed  that it be submitted to the shareholders for their approval.

  The purpose of the Director  Plan is to increase the  ownership  interest in the Company of  non-employee  directors  whose  services are considered  essential  to the  Company's  continued  progress  and to provide a further  incentive to serve as a director of the Company.
  Your Board of Directors  believes  that this Director Plan is in your and the  Company's  best  interests  since it will better align the non-employee  Directors'  compensation  with creating and  sustaining  shareholder  value and assist in attracting  and retaining  highly qualified  individuals  to serve as Directors of the Company.  The Director Plan is very similar to the 1996 Plan and the 1989 Plan.  The following  summary  description  of the Director  Plan is  qualified in its entirety by reference to the full text of the Director  Plan, which is attached to this Proxy Statement as Exhibit "A".

  General ... The  Director  Plan  provides for the  issuance of stock  options to  directors  of the Company who are not  employees of the
  Company or any of its  affiliates  on the date of a grant from the  Director  Plan.  The maximum  number of shares of Common  Stock which currently may be issued under the Director Plan is 200,000.  The Director Plan will be  administered  by a committee of  nonparticipating directors  who will be  authorized  to interpret  the  Director  Plan but will have no  discretion  with  respect to the  eligibility  or selection of directors to receive  options,  the number of shares of stock subject to the Director Plan or any grant  thereunder,  or the purchase price for such shares.  The Committee shall have no authority to materially increase the benefits under the Director Plan.

  Stock  Option  Grants ... The  Director  Plan  provides  for annual  grants on the first  trading  day  following  the  Company's  annual shareholders'  meeting  beginning in 2001.  Options  granted under the Director Plan become  exercisable  immediately and will expire ten years after the date they were  granted,  or earlier under certain  conditions as set forth in the Director  Plan.  Options are exercised upon payment to the Company in cash,  Common Stock of the Company,  or a combination  thereof,  as may be provided in the agreement,  for the full exercise  price of the option.  Each grant will currently  consist of options to purchase  5,400 shares.  The exercise price for
  2,160 shares will be 50% of the fair market  value of the  Company's  Common Stock on the date of grant and the exercise  price for 3,240 shares  will be the fair  market  value of the  Company's  common  stock on the date of the grant.  The "fair  market  value" will be the closing per share price of the  Company's  Common  Stock based upon its  consolidated  trading as  generally  reported for New York Stock
  Exchange  listed  stocks.  Any  director  who  received a grant from the 1996 Plan in the  calendar  year 2001 shall not be  eligible  to receive a grant from this Director  Plan in 2001 unless the director  first became a director  during the calendar  year 2000.  There are currently  seven  non-employee  directors  of the Company.  Of those seven  directors,  only one director  would be eligible to receive a grant from the Director Plan in calendar year 2001.
  Federal Tax  Consequences  ... The options  granted  under the  Director  Plan will be  non-qualified  under  Section 422 of the Internal
  Revenue  Code of 1986,  as  amended.  The grant of options  will not  result in  taxable  income to the  non-employee  director  or a tax deduction  for the  Company.  The  exercise  of an option will  result in taxable  ordinary  income to the  non-employee  director  and a corresponding  tax deduction for the Company equal to the  difference  between the fair market value of the shares on the date the option was exercised and the exercise price of the option.

  Adjustments  Upon  Changes in Common  Stock ... If any change is made in the shares of the Common  Stock of the  Company by reason of any merger,  consolidation,  reorganization,  recapitalization,  stock  dividend,  stock  split,  exchange of stock,  or other  change in the corporate structure,  appropriate  adjustments will be made to the aggregate number and kind of shares under the Director Plan and to the kind and number of shares  and price per share of options  outstanding  and to  subsequent  option  grants and in the  purchase  price of outstanding options to reflect such change.

  Amendment and  Termination  ... The Board of Directors may suspend or terminate  the Director  Plan or revise or amend it.  However,  any revision or amendment  that changes the selection or eligibility  of directors to receive  options,  the number of shares of Common Stock subject to the Director Plan or any option thereunder,  the exercise price for options,  or that materially  increases benefits under the
  Director  Plan,  will require the approval of the  shareholders  of the Company.  The Director  Plan shall  terminate  when the Company's
  Board of Directors  determines  that the Director Plan is inadequate for sustaining the Director Plan's purpose as stated in Section 1 of the Director  Plan and/or when  additional  shares for  issuance  upon the exercise of options  granted  under the Director  Plan are not approved by the Company's shareholders.

  Death or  Termination  of Service ... In the event of death of the holder of any  option,  each of the then  outstanding  options of such holder will become  exercisable by the holder's  legal  representative  at any time within a period of five years after death,  but in no event after the  expiration  date of the term of the option.  If the holder dies within five years  following  termination  of service on the Board,  such option shall only be  exercisable  for two years after the holder's  death or five years after  termination  of service, whichever is longer,  or until the expiration date of the term of the option,  if earlier.  In the event of termination of service on the
  Board by a holder of an option,  each of the then outstanding  options of such holder will be exercisable and the holder may exercise the options at any time within  five years after such  termination  of service but in no event after the  expiration  date of the term of the option.

  Market Value of the Company's  Common Stock ... The last  reported  sale price of the Company's  Common Stock as reported by the New York
  Stock Exchange on March 14, 2001, was $21.15.

                                      Your Board of Directors recommends a vote "FOR" this proposal 2.

                                                           AUDIT COMMITTEE REPORT

The Audit  Committee of the Board of  Directors of the Company  oversees the  Company's  financial  reporting  process on behalf of the
Board of Directors.  Management has the primary  responsibility for the financial  statements and the reporting process,  including the systems of internal  controls.  In fulfilling  its  oversight  responsibilities,  the Audit  Committee  reviewed the audited  financial statements in the Annual Report with management,  including a discussion of the quality, not just the acceptability,  of the accounting principles,  the  reasonableness  of  significant  judgments,  and the clarity of disclosures  in the financial  statements.  The Audit
Committee makes the following statements:

   o   The Audit  Committee is governed by a formal written  charter;  (a copy of the formal written  charter is included in this Proxy
       Statement as Exhibit B)

   o   The Audit  Committee is comprised of directors  that the Company's  Board of Directors  has  determined  to be  "independent  of management";  (a  detailed  determination  of member  independency  is included in this Proxy  Statement  under the  sub-caption
       "Statement of Director Independency")

   o   The Audit Committee has reviewed the annual audited financial statements with management;

   o   The Audit Committee has discussed with the independent auditors the matters required by SAS No. 61;

   o   The Audit Committee has received from the independent auditors the required written  communication and discussed with them their independence as required by Independence Standards Board Standard No. 1; and

   o   The Audit  Committee,  based on the above  reviews  and  discussions,  recommended  to the Board of  Directors  that the audited financial statements be included in the Company's Form 10-K for filing with the SEC.

                                                     AUDIT COMMITTEE

                  Jefferson W. Asher, Jr. .....................................Chairman

                  Robert J. Messey                                     Robert L. Proost

                                         Statement of Director Independency

The Company's Board of Directors,  as a whole,  strongly believes that the Audit Committee and its function are extremely  important to the integrity of the Company.  All members of this Committee are appointed,  in substantial part, because they are financially  astute, having the experience,  education,  and ability to read and understand financial information and regulations.  The independence of each member of the Audit Committee is critically reviewed for the following requirements:

   o   There is not, and has not been in the last five years, any known family  relationship  between any member of the Audit Committee and any other member of the Board of Directors or any employee of the Company.

   o   No member of the Audit Committee  accepts  compensation  from the Company other than for board service and committee  membership service.

   o   Members of the Audit Committee are appointed because of their  qualifications of being "financially  literate" and knowledgeable of securities regulations.

The Company's Board of Directors has paid close attention to the  independency of the members of the Company's Audit  Committee.  Based on the factors  mentioned above, it is the opinion of the Board of Directors,  as a whole,  that each member of the Audit Committee has no relationship  which would interfere with the exercise of independent  judgment as an Audit Committee  member,  provides services and qualifications  that are in the best  interests of the Company and its  shareholders,  and is  "independent  of management" so that the members  participation  on the  Company's  Audit  Committee  does not violate 3.03 of the Listed  Company  Manual of the New York Stock
Exchange.

                                                   BOARD OF DIRECTORS

                  R. S. Boreham, Jr.Chairman

                  Jefferson W. Asher, Jr.                                      Richard E. Jaudes
                  Merlin J. Augustine, Jr.                                     Robert J. Messey
                  Fred C. Ballman                                              Robert L. Proost
                  John A. McFarland                                            R. L. Qualls

                                                INDEPENDENT AUDITORS

The Company is presently  utilizing the services of Ernst & Young LLP, which has been the Company's  independent  auditor and principal accountant  since 1972.  The Audit  Committee and the Board of Directors  will consider the  reappointment  of Ernst & Young LLP as the
Company's  independent  auditors and principal  accountant for the fiscal year ending  December 29, 2001, at the Company's next regular
Board of  Directors  meeting in April.  The Company has no reason to believe that Ernst & Young LLP will not be  reappointed;  however, no final  determination  has yet been made by the Board of  Directors.  Representatives  of Ernst & Young  LLP will be  present  at the
Annual  Meeting  with an  opportunity  to make a statement  if they  desire to do so and will be  available  to respond to  appropriate questions.  A summary of the fees  associated  with the  services  performed  by Ernst & Young LLP for fiscal  year 2000  follows.  All
"other" fees primarily relate to audit related services, tax return compilations, and tax consultations.

Type of Fee                                                                    Amount of Fee
----------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------- ---------------------
Audit                                                                              $ 150,000
Other                                                                              $ 102,000
Financial information systems design and implementation                                  $ 0

                                                SHAREHOLDER PROPOSALS

Any  shareholder of the Company  eligible to vote in an election may make  shareholder  proposals and  nominations  for the 2002 Annual
Meeting.  In order to be considered  for  inclusion in the 2002 Proxy  Statement  and  considered  at the Annual  Meeting to be held in
2002, all shareholder  proposals,  nominations,  and notifications  must: (1) comply with the Company's Bylaws, as amended,  and (2) be appropriately  received by the  Secretary of the Company on or after  September  24,  2001,  and on or before  November  23, 2001.  The
Nominating  Committee of the Company's Board of Directors will consider  candidates for Board  membership  proposed by shareholders who have complied with these procedures.

                                                    OTHER MATTERS

The Board of Directors  knows of no other  matters to be  presented  for  consideration  at the meeting by the Board of Directors or by shareholders  who have  requested  inclusion of proposals in the Proxy  Statement.  If any other matter shall  properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

March 23, 2001

                                                           A - 5
                                                                                                                             EXHIBIT  A
                                                           A - 1

                                                   BALDOR ELECTRIC COMPANY

                                                      STOCK OPTION PLAN
                                                  FOR NON-EMPLOYEE DIRECTORS

                                                     As approved by the
                                                Company's Board of Directors
                                                      February 5, 2001

   1.   Purpose

        The purpose of this Stock  Option Plan for  Non-Employee  Directors  (the  "Director  Plan") of Baldor  Electric  Company  (the
        "Company")  is to increase the  ownership  interest in the Company of  non-employee  directors  whose  services are  considered essential to the Company's  continued  progress and to provide a further incentive to serve as a director of the Company.  Your
        Board of Directors  believes that this Director Plan is in your and the Company's best interests since it will better align the non-employee  Directors'  compensation  with creating and sustaining  shareholder  value. The Director Plan will also assist in attracting and retaining highly qualified individuals to serve as Directors of the Company.

   2.   Administration

        The Director Plan shall be  administered  by a committee  consisting of directors  who are not eligible to  participate  in the
        Director Plan (the "Committee").  Subject to the provisions of the Director Plan:

a.       the Committee shall be authorized to interpret the Director Plan, to establish,  amend,  and rescind any rules and regulations relating to the Director Plan, and to make all other  determinations  necessary or advisable for the  administration of the
            Director Plan;

b.       the Committee  shall have no discretion  with respect to the  eligibility  or selection of directors to receive  options under the Director  Plan,  the number of shares of stock  subject to any such options  under the Director  Plan,  or the purchase price thereunder;  and the Committee shall not have the authority to take any action or make any  determination  that would materially increase the benefits accruing to participants under the Director Plan;

c.       the  determination  of the  Committee in the  administration  of the Director  Plan, as described  herein,  shall be final and conclusive and binding upon all persons including,  without limitation, the Company, its shareholders,  and persons granted options under the Director Plan;

d.       the Secretary of the Company  shall be  authorized  to implement  the Director  Plan in accordance  with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof; and

e.       the  validity,  construction,  and effect of the Director  Plan and any rules and  regulations  relating to the Director  Plan shall be determined in accordance with the laws of the State of Missouri.

   3.   Participation in the Director Plan

        Directors of the Company who are not  employees of the Company or any affiliate of the Company on an Option Grant Date shall be eligible to participate in the Director Plan ("Eligible Directors") on that Option Grant Date.

   4.   Shares Subject to the Director Plan

        Subject to adjustment as provided in Section 7:

a.       an aggregate  of 200,000  shares of Company  common  stock  ("Stock")  shall be  available  for issuance  upon the exercise of options granted under the Director Plan and may be increased from time to time as approved by the Company's shareholders;

b.       the shares of Stock  deliverable  upon the exercise of options may be made  available from  authorized but unissued  shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions; and

c.       if any option  granted  under the Director  Plan shall expire or terminate  for any reason  without  having been  exercised in full,  the shares  subject to, but not  delivered  under,  such option may again  become  available  for the grant of other options under the Director Plan.

   5.   Non-Statutory Stock Options

        All options  granted  under the Director  Plan will be  non-statutory  options not intended to qualify under Section 422 of the
        Internal Revenue Code of 1986, as amended.

   6.   Terms, Conditions, and Form of Options

        Each option granted under this Director Plan may be evidenced by a written  agreement in such form as the Committee  shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

a.       Option Grant Dates.  Options shall be granted  automatically  to each  Eligible  Director on the first trading day of Stock on the New York Stock  Exchange  following  the  Company's  annual  shareholders'  meeting  beginning  in the year  2001.  Any
            Eligible  Director who received an Annual Grant from the  Company's  1996 Stock Option Plan for  Non-Employee  Directors in
            the  calendar  year 2001 shall not be  eligible  to receive a grant from this  Director  Plan in 2001  unless the  Eligible
            Director first became an Eligible Director during the calendar year 2000.

b.       Option  Grant  Shares.  Options  to  purchase  5,400  shares of Stock (as  adjusted  pursuant  to  Section 7) shall be granted automatically to each Eligible Director pursuant to the terms in this Section 6.

c.       Purchase Price.  The purchase price per share of Stock for which each option is exercisable will be as follows:

i)       for 60% of the Annual Grant (i.e.  3,240 of the 5,400 shares),  the purchase price per share of Stock shall be the fair market value per share of Stock on the date the option is granted (the  closing  price per share of the Stock based upon its consolidated trading as generally reported for New York Stock Exchange listed stocks); and

ii)      for 40% of the Annual Grant (i.e.  2,160 of the 5,400 shares),  the purchase price per share of Stock shall be 50% of the fair market  value per share of Stock on the date the option is granted  (the  closing  price per share of the Stock based upon its consolidated trading as generally reported for New York Stock Exchange listed stocks).

d.       Exercisability  and Term of Options.  Each option granted under the Director Plan will become  exercisable  immediately.  Each option  granted under the Director Plan shall expire ten years from the date of the grant,  and shall be subject to earlier termination as hereinafter provided.

e.       Death or Termination of Service.  In the event of death of the holder of any option,  each of the then outstanding  options of such holder will  immediately  mature in full and become  exercisable  by the  holder's  legal  representative  at any time within a period of five years after death,  but in no event after the expiration  date of the term of the option.  However, if the holder dies within five years following  termination of service on the Board,  such option shall only be exercisable for two years after the  holder's  death or five years after  termination  of service,  whichever  is longer,  or until the expiration  date of the term of the option,  if earlier.  In the event of  termination  of service on the Board by a holder of an option,  each of the then  outstanding  options of such holder  will  continue  to mature and become  exercisable  in accordance  with  paragraph  c. above and the holder may exercise  the matured  installments  at any time within five years after such termination of service but in no event after the expiration date of the term of the option.

f.       Payment.  Options  may be  exercised  only upon  payment  to the  Company  in full of the  purchase  price of the shares to be delivered.  Such payment shall be made in cash, in Stock,  or in a combination  of cash and Stock.  The sum of the cash and the fair market of such Stock shall be at least equal to the aggregate price of the shares to be delivered.

   7.   Adjustment upon Changes in Stock

        If there shall be any change in the Stock  subject to the Director Plan or to any option  granted  thereunder  through  merger, consolidation,  reorganization,  recapitalization,  stock  dividend,  stock  split,  exchange  of stock or other  change in the corporate  structure,  appropriate  adjustments shall be made in the aggregate number and kind of shares or other securities or property  subject  to the  Director  Plan,  and the  number  and kind of shares or other  securities  or  property  subject  to outstanding and to subsequent option grants and in the purchase price of outstanding options to reflect such changes.

   8.   Options Non-Assignable and Non-Transferable

        Each option and all rights thereunder shall be non-assignable  and  non-transferable  other than by will or the laws of descent and distribution  and shall be exercisable  during the holder's  lifetime only by the holder or the holder's  guardian or legal representative (the "Optionee").

   9.    Tax Obligations

        The  Optionee  may direct  that the  Company pay on his or her behalf any and all tax  obligations,  sufficient  to satisfy the minimum required  federal,  state,  and local  withholding  taxes, if any,  incurred by the Optionee due to the exercise of the
        Options (the "Tax Obligation").  To pay for the Tax Obligation,  the Optionee may remit cash, surrender shares previously owned by the  Optionee,  or the  Optionee  may direct the Company to withhold  shares of stock  issuable  from the  exercise.  If the
        Optionee so directs,  then the Optionee  shall  reimburse the Company with that number of shares of the Company's  common stock that are  necessary to  reimburse  the Company for the amount of the Tax  Obligation.  The number of shares  necessary  will be based on the fair market value on the day immediately preceding the date of exercise.

  10.   Limitation of Rights

a.       No Right to Continue as a Director.  Neither the  Director  Plan,  nor the  granting of an option,  nor any other action taken pursuant to the Director  Plan,  shall  constitute  or be evidence of any agreement or  understanding,  express or implied, that the  Eligible  Director  has a right to continue as a director for any period of time,  or at any  particular  rate of compensation.

b.       No  Shareholders'  Right for Options.  An Optionee shall have no rights as a shareholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate  therefore,  and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

  11.   Effective Date and Duration of the Director Plan

        The Director Plan shall become  effective  immediately  following  approval by the  shareholders  at the 2001 Annual Meeting of
        Shareholders.  The Director Plan shall  terminate when the Company's  Board of Directors  determines  that the Director Plan is inadequate for sustaining the Director  Plan's Purpose as stated in Section 1 and/or when  additional  shares for issuance upon the exercise of options  granted  under the Director  Plan are not approved by the  Company's  shareholders.  Such  termination shall not affect the terms of any then outstanding options.

  12.   Amendment, Suspension, or Termination of the Director Plan

        The Board of Directors may suspend or terminate the Director  Plan or revise or amend it in any respect  whatsoever;  provided, however,  that without  approval of the  Shareholders,  no revision or amendment  shall change the selection or  eligibility of directors  to  receive  options  under the  Director  Plan,  the number of shares of Stock  subject to any such  options or the
        Director Plan, the purchase price thereunder,  or materially  increase the benefits accruing to participants under the Director
        Plan.

  13.   Notice

        Any written  notice to the Company  required by any of the provisions of this Director Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

  14.   Use of Proceeds

        Proceeds  from the sale of Stock  pursuant to options  granted under the Director  Plan shall  constitute  general funds of the
        Company.

  15.   Fractional Shares

        No fractional  shares of Stock shall be issued pursuant to options granted  hereunder,  but in lieu thereof,  the cash value of such fraction shall be paid.

                                                                 B - 2
                                                                                                                             EXHIBIT  B
                                                                 B - 1
                                                        BALDOR ELECTRIC COMPANY
                                                            AUDIT COMMITTEE
                                                                CHARTER

                                                        As amended and restated
                                                       by the Board of Directors
                                                  at the meeting on February 5, 2001

This Charter  governs the purpose and  operations  of the Audit  Committee of the Board of Directors of Baldor  Electric  Company.  The
Committee  shall review and reassess the Charter  annually and submit it to the Board for approval.  The  Committee  shall be appointed by the Board and shall be comprised of at least three  Directors,  each of whom are  independent  of  Management  and the Company.  All
Committee  members  shall be  financially  literate  and at least one member  shall have  accounting  or related  financial  management expertise.

The  Audit  Committee  shall  provide  assistance  to the  Board  of  Directors  in  fulfilling  its  oversight  responsibility  to the shareholders,  potential  shareholders,  the  investment  community,  and others  relating to  Baldor's  financial  statements  and the financial  reporting  process,  the systems of internal  accounting and financial  controls,  the internal audit  function,  the annual independent audit of Baldor's financial  statements,  and the legal compliance and ethics programs as established by Management and the
Board. In so doing, it is the responsibility of the Committee to maintain free and open  communication  with the independent  auditors, the internal  auditors,  and Management of Baldor.  In discharging  this oversight  role, the Committee is empowered to investigate any matter brought to its attention with full access to all books,  records,  facilities,  and personnel of Baldor and, if deemed necessary by the Committee, to retain outside counsel or other experts for this purpose.

The primary  responsibility  of the Audit Committee is to oversee Baldor's  financial  reporting  process on behalf of the Board and to report the results of its  activities to the Board.  Management is  responsible  for preparing  Baldor's  financial  statements and the independent  auditor is responsible  for auditing those financial  statements.  In carrying out its  responsibilities,  the Committee's procedures should be flexible in order to react best to changing  conditions and  circumstances.  The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal  recurring  processes of the Audit Committee in carrying out its oversight  responsibilities.  The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.   The Committee shall have a clear  understanding  with Management and the  independent  auditors that the independent  auditors are ultimately  accountable to the Board and the Audit Committee,  as  representatives of Baldor's  shareholders.  The Committee shall have the ultimate authority and  responsibility to evaluate and, where appropriate,  recommend to the Board the replacement of the independent  auditors.  The Committee shall discuss with the auditors all matters included in the written disclosures  required by the  Independence  Standards  Board.  It will also discuss with the auditors their  independence  from Management and the Company.
     Annually, the Committee shall review and recommend to the Board the selection of Baldor's independent auditors.
2.   The Committee  shall  discuss with both the internal and  independent  auditors the overall  scope and plans for their  respective audits  including the adequacy of staffing and  compensation.  Also,  the Committee  shall discuss with  Management,  the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls,  including Baldor's system to monitor and manage business risk, legal and ethical compliance  programs.  Further,  the Committee shall meet separately with the internal auditors and the independent  auditors,  with and without  Management  present,  to discuss the results of their examinations.

3.   The Committee shall review the interim  financial  statements with Management and the independent  auditors prior to the filing of
     Baldor's  Quarterly  Report on Form 10-Q.  Also,  the Committee  shall  discuss the results of the quarterly  review and any other matters  required to be communicated to the Committee by the independent  auditors under generally  accepted  auditing  standards.
     The Chairman of the Committee or his designee may represent the entire Committee for the purpose of this discussion and review.

4.   The Committee  shall review with  Management  and the  independent  auditors the  financial  statements to be included in Baldor's
     Annual Report on Form 10-K (or the annual  report to  shareholders  if  distributed  prior to the filing of Form 10-K),  including their judgment about the quality, not just acceptability,  of accounting  principles,  the reasonableness of significant judgments and the clarity of the  disclosures  in the financial  statements.  Also,  the  Committee  shall discuss the results of the annual audit and any other matters  required to be  communicated to the Committee by the  independent  auditors under generally  accepted auditing standards.

FRONT OF PROXY CARD

                                                               [ LOGO ]
COMMON STOCK                                                                                                            COMMON STOCK
                                                        BALDOR ELECTRIC COMPANY

                                          Proxy Solicited on Behalf of the Board of Directors
                                         for Annual Meeting of Shareholders on April 28, 2001

The undersigned hereby appoints R. S. Boreham,  Jr. and R. L. Qualls,  and each of them, with power of substitution,  as proxies of the undersigned,  to attend the Annual  Meeting of  Shareholders  of Baldor  Electric  Company,  to be held in the Breedlove  Auditorium of
Westark  College,  5210 Grand  Avenue,  Fort  Smith,  Arkansas,  on  Saturday,  April 28,  2001,  at 10:30 a.m.,  local  time,  and all adjournments  thereof,  and there to vote,  as indicated  on the reverse side of this proxy card,  the shares of Common Stock of Baldor
Electric  Company  which the  undersigned  is  entitled  to vote with all the powers the  undersigned  would  possess if present at the meeting.

This proxy, when properly executed,  will be voted in the manner directed herein by the undersigned  shareholder.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and all adjournments thereof.

          If no direction is made, this proxy will be voted FOR the election directors and FOR proposal 2.

                         PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED? ______________________________________________________________________________
=============================================================================================================
DO YOU HAVE ANY COMMENTS? ______________________________________________________________________________
=============================================================================================================

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                         FOLD AND DETACH HERE

                                              Continental Stock Transfer & Trust Company
                                          is the transfer agent for Baldor Electric Company.

                                       Access to your Baldor shareholder account information and
                                       other shareholder services are available on the Internet!

                                                       WWW.CONTINENTALSTOCK.COM
                                                       ------------------------

Baldor  shareholders can select a Personal  Identification  Number or "PIN" to secure access to personal  shareholder  records.  With a
PIN,  shareholders can change addresses,  receive electronic forms, and view account  transaction and dividend history. To access these services,  visit the website listed above. From the home page, select  "ContinentaLink  Full Service".  From there, you can either Test
Drive the service (choose the "Test Drive" button) or you can Sign-Up (choose the "Sign-Up" button).

If you have already signed-up,  you will be asked for your taxpayer  identification  number or social security number as your ID Number and your Personal  Identification  Number (PIN). If your PIN does not work or you cannot remember your PIN, please contact  Continental at 1-800-509-5586 for assistance.

If you have not already  signed-up and choose to sign-up now, enter your taxpayer  identification  number or social  security number as your ID Number.  Your personal  Security  Code can be found on the reverse side of this card in the bottom left corner.  Enter any four alphanumeric  characters  you would like to use for your PIN.  Re-enter the same PIN in the PIN  Verification  field.  Your PIN will be activated  overnight,  and you will be able to access your  shareholder  records the following  day. If you need  assistance  with this process, please contact Continental at 1-800-509-5586.

BACK OF PROXY CARD

                                                             Proxy by Mail
                                                                                                 Please mark your votes like this [ X ]
BALDOR ELECTRIC COMPANY                                                                                                 COMMON STOCK

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

      1.  Election of Directors                                       For All Nominees       Withhold           For All Except
                                                                      [    ]                 [    ]             [    ]
         Nominees:        R. S. Boreham, Jr.
                          R. L. Qualls               To withhold authority to vote for any nominees listed, mark the "For All Except"
                          Barry K. Rogstad           box and write the name(s) of the nominee(s) from whom you wish to withhold authority to vote in the space provided below.

                                                                      ---------------------------------------------------

2.       Approval of the Baldor Electric Company                      For                    Against            Abstain
         Stock Option Plan for Non-Employee Directors                 [    ]                 [    ]             [    ]

Mark  box at  right  if you  plan to  attend  the  Annual  Meeting  on April  28,  2001.  [ ]  Please  be sure to sign  and  date  this
Proxy Card.

IF YOU WISH TO VOTE ELECTRONICALLY                       COMPANY NUMBER:
PLEASE READ THE INSTRUCTIONS BELOW                       PROXY NUMBER:
                                                         ACCOUNT NUMBER:

Signature __________________________________ Signature ___________________________________ Date ___________________

Please sign  exactly as your  name(s)  appear(s)  hereon.  When  signing as  Attorney,  Executor,  Trustee,  Guardian,  or Officer of a
Corporation,  please give title as such.  For joint  accounts,  all named holders should sign. If you receive more than one proxy card, please sign all cards and return in the accompanying postage-paid envelopes.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                         FOLD AND DETACH HERE

                                                     VOTE BY TELEPHONE OR INTERNET
                                              [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                                                   QUICK * * * EASY * * * IMMEDIATE

                                                        BALDOR ELECTRIC COMPANY

o     You can vote your shares electronically through the Internet or the telephone.
o     This eliminates the need to return the proxy card.
o     Your electronic vote authorizes the named proxies to vote your shares in the same manner as if      you had marked, signed,
      dated, and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET                           www.continentalstock.com
------------------------------

Have your proxy card in hand when you access the above website.  Select  "ContinentaLink  Proxy Voting".  You will be prompted to enter the company number, proxy number, and account number to create an electronic ballot.  Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign, and date your proxy card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE                               1-800-293-8533
---------------------------

Use any  touch-tone  telephone  to vote your  proxy.  Have your proxy  card in hand when you call.  You will be  prompted  to enter the company number, proxy number, and account number.  Follow the voting instructions to vote your shares.

                                      PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY

SECURITY CODE:

FRONT OF DIRECTION CARD

                                                               [ LOGO ]

PROFIT SHARING AND SAVINGS PLAN                                                                      PROFIT SHARING AND SAVINGS PLAN

                                                        BALDOR ELECTRIC COMPANY

                                           Annual Meeting of Shareholders on April 28, 2001

The  undersigned,  a participant in the Baldor  Electric  Company Profit Sharing and Savings Plan (the "Plan") hereby directs  Wachovia
Bank of North  Carolina,  N.A., as Trustee (the  "Trustee") of the Plan Trust (the "Trust"),  at the Annual Meeting of  Shareholders of
Baldor Electric  Company,  to be held in the Breedlove  Auditorium of Westark  College,  5210 Grand Avenue,  Fort Smith,  Arkansas,  on
Saturday,  April 28, 2001, at 10:30 a.m., local time, and all adjournments  thereof,  to vote, as indicated on the reverse side of this direction  card, the shares of Common Stock of Baldor  Electric  Company which the  undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This direction card, when properly executed,  will be voted in the manner directed herein by the undersigned  participant.  As Trustee, you are  authorized  to vote the shares of the  undersigned  upon such other  business as may properly  come before the meeting and all adjournments thereof.

                      If no direction is made, voting will be controlled by the terms of the Plan and the Trust.

                         PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED? ______________________________________________________________________________
=============================================================================================================
DO YOU HAVE ANY COMMENTS? ______________________________________________________________________________
=============================================================================================================
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                         FOLD AND DETACH HERE

                                     Wachovia Bank of North Carolina, N.A. is the trustee for the
                                       Baldor Electric Company Profit Sharing and Savings Plan.

                                              Access to your Baldor investment elections
                                                    are available on the Internet!

                                                      WWW.WACHOVIARETIREMENT.COM
                                                      --------------------------

To access  this  service,  visit the  website  above.  You will be asked for your  Social  Security  Number  and your 4 digit  Personal
Identification  Number (PIN).  If you do not know your PIN, you should call Wachovia at  888-367-7526  as soon as possible to request a new PIN.  Wachovia will mail a new PIN directly to your home.

BACK OF DIRECTION CARD

                                                             Proxy by Mail
                                                                                                 Please mark your votes like this [ X ]
BALDOR ELECTRIC COMPANY                                                                              PROFIT SHARING AND SAVINGS PLAN

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

      1.  Election of Directors                                       For All Nominees       Withhold           For All Except
                                                                      [    ]                 [    ]             [    ]
         Nominees:        R. S. Boreham, Jr.
                          R. L. Qualls               To withhold authority to vote for any nominees listed, mark the "For All Except"
                          Barry K. Rogstad           box and write the name(s) of the nominee(s) from whom you wish to withhold authority to vote in the space provided below.

                                                                      ---------------------------------------------------

2.       Approval of the Baldor Electric Company                      For                    Against            Abstain
         Stock Option Plan for Non-Employee Directors                 [    ]                 [    ]             [    ]

Mark box at right if you plan to attend  the  Annual  Meeting  on April 28,  2001.  [ ] Please be sure to sign and date this  Direction
Card.

IF YOU WISH TO VOTE ELECTRONICALLY                                    COMPANY NUMBER:
PLEASE READ THE INSTRUCTIONS BELOW                                    PROXY NUMBER:
                                                                      ACCOUNT NUMBER:

Signature __________________________________ Signature ___________________________________ Date ___________________

Please sign  exactly as your  name(s)  appear(s)  hereon.  When  signing as  Attorney,  Executor,  Trustee,  Guardian,  or Officer of a
Corporation,  please give title as such.  For joint  accounts,  all named holders should sign. If you receive more than one proxy card, please sign all cards and return in the accompanying postage-paid envelopes.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                         FOLD AND DETACH HERE

                                                     VOTE BY TELEPHONE OR INTERNET
                                              [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                                                   QUICK * * * EASY * * * IMMEDIATE

                                                        BALDOR ELECTRIC COMPANY

o     You can vote your shares electronically through the Internet or the telephone.
o     This eliminates the need to return the direction card.
o     Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated, and returned the direction card.

TO VOTE YOUR PROXY BY INTERNET                           www.continentalstock.com
------------------------------

Have your direction  card in hand when you access the above  website.  Select  "ContinentaLink  Proxy Voting".  You will be prompted to enter the company number, proxy number, and account number to create an electronic ballot.  Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign, and date your direction card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE                                1-800-293-8533
---------------------------

Use any  touch-tone  telephone to vote your proxy.  Have your  direction  card in hand when you call. You will be prompted to enter the company number, proxy number, and account number.  Follow the voting instructions to vote your shares.

                                      PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY

SECURITY CODE: